Components of Net Periodic Benefit Cost (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Net Periodic Benefit Cost:
Service cost	$ 437	$ 440	$ 608
Interest cost	58	58	77
Projected return on plan assets	(51)	(47)	(43)
Amortization of unrecognized net transition obligation and unrecognized net actuarial gain	(19)	(3)
Net periodic benefit cost	$ 425	$ 448	$ 642